Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2025	Dec. 31, 2024
Disclosure of other provisions [abstract]
Net defined benefit plan obligations	$ 500	$ 523
Deferred compensation and employee incentives	73	75
Provisions	66	62
Other non-current liabilities	4	15
Total provisions and other non-current liabilities	$ 643	$ 675